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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest Event Reported):  June 6, 2001


                                SONICWALL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       California                   000-27732                   77-0270079
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                     Identification Number)



                              1160 Bordeaux Drive
                              Sunnyvale, CA  94089
                                 (408) 745-9600
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 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



ITEM 5.  OTHER EVENTS.
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     On June 6, 2001, SonicWALL , Inc., a California corporation ("SonicWALL"), announced that it has signed an Original Equipment Manufacturer agreement with Cisco Systems, Inc. A portion of SonicWALL's press release announcing the agreement is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic."
The press release also states that these and other risks relating to SonicWALL's business are set forth in the documents filed by SonicWALL with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2000, and other reports filed from time to time with the Securities and Exchange Commission.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)  EXHIBITS

              99.1  Press Release dated June 6, 2001.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SONICWALL, INC.


DATE:  June 6, 2001                 By: /s/ Michael J. Sheridan
                                       ---------------------------------------
                                       Michael J. Sheridan
                                       Chief Operating Officer and Secretary,
                                       interim Chief Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)
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                               INDEX TO EXHIBITS


   Exhibit Number                 Description
   --------------                 -----------

       99.1         Press Release dated June 6, 2001